MASTR Asset Securitization Trust Series 2003-8

Whole Loan 30YR Fixed-Rate

Deal Size

$400mm approx.

GWAC

5.70% +/-10bps

WAM

358 +/- 2 months

California

50.0% max

Cash Out

25% approx.

WA FICO

730 approx.

WA LTV

70.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level

2.90% approx.

Pricing Speed

300% PSA

Settlement Date

08/29/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Collateral Stratification Report

MASTER 2003-8: Group 3 (30 yr)

Pool Summary

Number of Loans:

847.

Current Balance:

$402,451,477.06

Average Loan Balance:

$475,149.32

Minimum Balance:

$37,800.00

Maximum Balance:

$1,500,000.00

WA Net WAC:

5.4508%

WA Original Term:

356

WA Seasoning:

0

WA Remaining Term:

356

WA OLTV:

69.64%

NON-ZERO WA Servicing:

0.2500%

NON-ZERO WA FICO:

732

NON-ZERO WA DTI:

33.62%

% LTV > 80%:

4.14%

Lien Position- First:

100.00%

Loans with Prepay Penalties:

2.87%

LPMI Loans:

0.09%

LPMI Count:

1

Latest Stated Maturity:

20330801

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herd n. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Jul 15, 2003  16:47

Collateral Stratification Report

MASTER 2003-8: Group 3 (30 yr)

Original Balance	# of Loans	Aggregate Balance	% of Aggregate Balance
Min. Bal. to $200,000.	22	$2,742,550	0.68%
$200,001. - $250,000.	7	1,567,900	0.39
$250,001. - $300,000.	5	1,422,000	0.35
$300,001. - $350,000.	70	23,780,909	5.91
$350,001. - $400,000.	211	79,722,676	19.81
$400,001. - $450,000.	162	69,185,622	17.19
$450,001. - $500,000.	117	55,543,152	13.80
$500,001. - $550,000.	67	35,214,372	8.75
$550,001. - $600,000.	49	28,285,490	7.03
$600,001. - $650,000.	64	40,714,466	10.12
$650,001. - $700,000.	12	8,203,850	2.04
$700,001. - $750,000.	8	5,917,840	1.47
$750,001. - $800,000.	11	8,619,425	2.14
$800,001. - $850,000.	6	4,950,876	1.23
$850,001. - $900,000.	6	5,310,700	1.32
$900,001. - $950,000.	2	1,864,000	0.46
$950,001. - $1,000,000.	21	20,793,150	5.17
$1,000,001. >=	7	8,612,500	2.14
Total:	847	$402,451,477	100.00%
Minimum: 37,800.00 Maximum: 1,500,000.00 Average Original Bal: 475,172.60 Count: 847.

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herd n. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Jul 15, 2003  16:47

Collateral Stratification Report

MASTER 2003-8: Group 3 (30 yr)

Current Rate	# of Loans	Aggregate Balance	% of Aggregate Balance
4.626% - 4.750%	1	$475,000	0.12%
4.751% - 4.875%	1	164,000	0.04
4.876% - 5.000%	1	509,000	0.13
5.001% - 5.125%	4	1,650,500	0.41
5.126% - 5.250%	14	7,558,997	1.88
5.251% - 5.375%	49	23,759,112	5.90
5.376% - 5.500%	124	60,136,283	14.94
5.501% - 5.625%	141	70,129,290	17.43
5.626% - 5.750%	246	118,369,999	29.41
5.751% - 5.875%	144	67,081,040	16.67
5.876% - 6.000%	45	19,502,269	4.85
6.001% - 6.125%	31	13,833,095	3.44
6.126% - 6.250%	22	10,484,971	2.61
6.251% - 6.375%	8	3,508,720	0.87
6.376% - 6.500%	7	2,451,700	0.61
6.501% - 6.625%	7	2,519,700	0.63
6.626% - 6.750%	1	280,000	0.07
6.751% - 6.875%	1	37,800	0.01
Total:	847	$402,451,477	100.00%
Minimum: 4.7500% Maximum: 6.8750% Weighted Average: 5.7294%

Loan To Value Ratio	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% 50.000%	69	$35,333,238	8.78%
50.001% - 55.000%	43	21,113,415	5.25
55.001% - 60.000%	63	33,868,636	8.42
60.001% - 65.000%	61	29,456,512	7.32
65.001% - 70.000%	99	52,222,324	12.98
70.001% - 75.000%	119	56,093,533	13.94
75.001% - 80.000%	344	157,700,050	39.18
80.001% - 85.000%	9	2,925,850	0.73
85.001% - 90.000%	23	8,175,405	2.03
90.001% - 95.000%	17	5,562,515	1.38
Total:	847	$402,451,477	100.00%
Minimum: 13.6300 Maximum: 95.0000 Weighted Average: 69.6449

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herd n. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Jul 15, 2003  16:47

Collateral Stratification Report

MASTER 2003-8: Group 3 (30 yr)

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	606	$294,666,951	73.22%
PUD	203	93,539,022	23.24
Condominium	18	5,664,100	1.41
Two- to Four Family	9	4,382,450	1.09
High Rise Condo (gt 8 floors)	2	1,592,000	0.40
Low Rise Condo (2-4 floors)	4	1,126,550	0.228
Townhouse	2	810,653	0.20
Mid Rise Condo (4-8 floors)	1	377,601	0.09
Manufactured Housing	1	242,000	0.06
Coop	1	50,150	0.01
Total:	847	$402,451,477	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Rate & Term Refi	421	$203,541,358	50.58%
Purchase	283	130,547,698	32.44
Cash Out Refi	143	68,362,420	16.99
Total:	847	$402,451,477	100.00%

Owner Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary	828	$396,086,076	98.42%
Secondary	11	4,639,601	1.15
Investor	8	1,725,800	0.43
Total:	847	$402,451,477	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herd n. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Jul 15, 2003  16:47

Collateral Stratification Report

MASTER 2003-8: Group 3 (30 yr)

Stated Remaining Term to Maturity	# of Loans	Aggregate Balance	% of Aggregate Balance
238	1	$380,000	0.09%
239	1	362,000	0.09
240	28	12,654,255	3.14
300	1	400,000	0.10
352	1	430,000	0.11
353	1	640,950	0.16
354	2	900,000	0.22
355	8	3,853,250	0.96
357	2	1,210,656	0.30
358	2	800,000	0.20
359	13	4,704,399	1.17
360	787	376,115,966	93.46
Total:	847	$402,451,477	100.00%
Minimum: 238
Maximum: 360
Weighted Average: 356

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herd n. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Jul 15, 2003  16:47

Collateral Stratification Report

MASTER 2003-8: Group 3 (30 yr)

Geographic Concentration	# of Loans	Aggregate Balance	% of Aggregate Balance
California	408	$202,893,738	50.41%
New York	56	25,705,750	6.39
New Jersey	57	24,383,066	6.06
Virginia	34	13,769,275	3.42
Illinois	25	11,459,634	2.85
Washington	24	11,367,405	2.82
Massachusetts	26	11,307,500	2.81
Maryland	22	10,075,692	2.50
Colorado	16	7,574,460	1.88
Pennsylvania	16	7,015,736	1.74
Florida	16	5,925,670	1.47
Connecticut	12	5,529,563	1.37
Oregon	10	5,350,850	1.33
Minnesota	9	4,688,515	1.16
Missouri	10	4,669,807	1.16
Michigan	10	4,367,154	1.09
Georgia	7	3,950,606	0.98
Texas	8	3,481,751	0.87
Nevada	7	3,479,750	0.86
Nebraska	6	3,177,887	0.79
North Carolina	6	3,062,900	0.76
Kentucky	6	3,008,853	0.75
Wisconsin	6	2,401,199	0.60
Idaho	3	2,150,000	0.53
Ohio	5	2,096,600	0.52
Tennessee	5	1,847,700	0.46
Kansas	4	1,827,252	0.45
Utah	3	1,818,700	0.45
New Hampshire	4	1,776,750	0.44
Iowa	4	1,745,132	0.43
District of Columbia	3	1,700,750	0.42
Arizona	5	1,692,830	0.42
Mississippi	2	1,467,500	0.36
New Mexico	2	1,191,600	0.30
Montana	2	1,078,700	0.27
Indiana	2	996,000	0.25
Wyoming	2	708,450	0.18
Alabama	1	531,000	0.13
Maine	1	430,000	0.11
Delaware	1	396,000	0.10
Arkansas	1	349,750	0.09
Total:	847	$402,451,477	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herd n. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Jul 15, 2003  16:47

Collateral Stratification Report

MASTER 2003-8: Group 3 (30 yr)

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full	510	$245,782,196	61.07%
Streamline	219	104,588,236	25.99
Reduced	53	25,405,200	6.31
Reduced	28	13,747,066	3.42
Stated Doc	14	5,011,079	1.25
Asset Only	9	4,243,200	1.05
No Ratio	6	1,429,500	0.36
U	3	1,157,000	0.29
No Doc	5	1,088,000	0.27
Total:	847	$402,451,477	100.00%

FICO Scores	# of Loans	Aggregate Balance	% of Aggregate Balance
601 -650	32	$15,244,280	3.79%
651 -700	189	87,120,036	21.65
701 -750	289	137,675,018	34.21
751 -800	328	156,572,058	38.90
801 -850	9	5,840,084	1.45
Total:	847	$402,451,477	100.00%
Minimum (not less than 100): 617 Maximum: 816 Weighted Average: 732

ZIP CODE	# of Loans	Aggregate Balance	% of Aggregate Balance
91302	5	$3,420,200	0.85
94566	5	3,384,000	0.84
90272	5	3,260,000	0.81
90049	4	2,980,650	0.74
90275	5	2,921,000	0.73
Other	823	386,485,627	96.03
Total:	847	$402,451,477	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herd n. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Jul 15, 2003  16:47

Collateral Stratification Report

MASTER 2003-8: Group 3 (30 yr)

Originator	# of Loans	Aggregate Balance	% of Aggregate Balance
American Home Mortgage	88	$41,876,314	10.41%
Countrywide Home Loans	216	104,698,814	26.02
First Financial	47	16,297,300	4.05
General Motors Acceptance Corp	26	11,840,400	2.94
Greenpoint Mortgage Corporation	302	150,600,458	37.42
Nexstar	16	7,067,789	1.76
Principal Residential Mortgage, Inc	133	61,673,146	15.32
Suntrust	1	434,656	0.11
Weichert	18	7,962,600	1.98
Total:	847	$402,451,477	100.00%

Servicers	count	UPB	%	Min Servicing	Max Servicing	WA Servicing	Wa Total Deduction
Cenlar	16	7,067,789	1.76%	0.2500%	0.2500%	0.2500%	0.2500%
Countrywide Funding	216	104,698,814	26.02	0.2500	0.2500	0.2500	0.2544
GMAC Mortgage	91	36,100,300	8.97	0.2500	0.2500	0.2500	0.2500
Suntrust	1	434,656	0.11	0.2500	0.2500	0.2500	0.2500
Wamu	523	254,149,918	63.15	0.2500	0.2500	0.2500	0.2945
Total:	847	402,451,477	100.00%	0.2500%	0.2500%	0.2500%	0.2793%

Seasoning	# of Loans	Aggregate Balance	% of Aggregate Balance
<=0	816	$389,170,222	96.70%
1 - 3	19	7,457,055	1.85
4-6	10	4,753,250	1.18
7-12	2	1,070,950	0.27
Total:	847	$402,451,477	100.00%
Minimum: 0
Maximum: 8
Average: 0
Weighted Average: 0

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herd n. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Jul 15, 2003  16:47

Collateral Stratification Report

MASTER 2003-8: Group 3 (30 yr)

Original Term	# of Loans	Aggregate Balance	% of Aggregate Balance
240-240	30	$13,396,255	3.33%
300-300	1	400,000	0.10
360-360	816	388,655,222	96.57
Total:	847	$402,451,477	100.00%
Minimum: 240
Maximum: 360
Average: 356
Weighted Average: 356

Balloon Flag	# of Loans	Aggregate Balance	% of Aggregate Balance
Not a Balloon Loan	847	$402,451,477	100.00%
Total:	847	$402,451,477	100.00%

Mortgage Ins.	Aggregate Balance	% of Aggregate Balance	# of Loans	% of Count	WAC	Margin	LTV	CLTV	Orig Term	Arem Term	WAM	Months to Roll	FICO
GEMICO	$3,245,002.35	0.81%	8	0.949%	5.803%	0.00%	91.66%	91.66%	344	0	344	0	696
PMI Mortgage Insurance	3,905,295.56	0.97	11	1.30	5.668	0.00	90.20	91.48	360	0	360	0	721
Radian Guaranty	292,700.00	0.07	3	0.35	5.622	0.00	90.13	90.13	360	0	360	0	673
Republic Mortgage Insurance	1,668,954.25	0.41	4	0.47	6.000	0.00	90.02	90.02	360	0	360	0	707
23	379,852.99	0.09	1	0.12	5.750	0.00	90.00	90.00	360	0	360	0	760
United Guaranty	728,500.00	0.18	2	0.24	5.880	0.00	89.94	89.94	360	0	360	0	700
MI (MI Company Unknown)	2,284,800.00	0.57	9	1.06	6.085	0.00	88.65	88.65	360	0	360	0	728
MGIC	1,508,950.00	0.37	4	0.47	5.989	0.00	86.86	86.86	360	0	358	0	675
LTV <=80	388,437,421.91	96.52	805	95.04	5.725	0.00	68.91	70.89	356	0	356	0	733
Total:	$402,451,477.06	100.00%	847	100.00%	5.729%	0.00%	69.640%	71.56%	356	0	356	0	732

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herd n. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Jul 15, 2003  16:47